UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Rd., 4th Floor Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(737) 309-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $230.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 8.01. Other Events.

Sponsorship of Louis Foster in the IndyCar Indy 500 Race

On May 20, 2025, Sports.com and Lottery.com Inc. (collectively the “Company” or “Lottery.com”) entered into a Letter of Commitment (the “LOC”) with Louis Foster (“Foster”). The LOC will be for one (1) race in the 2025 IndyCar Indy 500 Race and includes: Sports.com crash helmet branding, media rights for promotional use and social media activations four (4) tagged posts). In consideration of the LOC, the Company shall pay seven thousand five hundred U.S. dollars ($7,500) in cash and seven thousand five hundred U.S. dollars ($7,500) in Company restricted common stock valued at three U.S. dollars ($3.00) per share or approximately 2,500 shares.

The above-described LOC will be qualified in its entirety by the documents that will be filed and attached as exhibits to the Company’s Form 10-Q for the second quarter.

Item 8.01. Other Events.

Sponsorship of Callum Ilott in the 2025 IndyCar Indy 500 Race and 2025 NTT IndyCar Season

On May 20, 2025, Sports.com and Lottery.com Inc. (collectively the “Company” or “Lottery.com”) entered into a Sponsorship Letter of Commitment (the “LOC”) with Callum Ilott Foster (“Ilott”). The LOC will be for the 2025 IndyCar Indy 500 Race and for the remainder of the 2025 NTT IndyCar season beginning with the Detroit Grand Prix. The LOC includes: Lottery.com crash helmet branding for practices, qualifying and races; media rights for promotional use and social media activations four (4) tagged posts per race weekend. In consideration of the LOC, the Company shall pay fifteen thousand U.S. dollars ($15,000) in cash and fifteen thousand U.S. dollars ($15,000) in Company restricted common stock valued at three U.S. dollars ($3.00) per share or approximately 5,000 shares.

The above-described LOC will be qualified in its entirety by the forms that will be filed and attached as exhibits to the Company’s Form 10-Q for the second quarter.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Press Release Dated May 22, 2025

10.2	Press Release Dated May 22, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

By:	/s/ Matthew McGahan
Name:	Matthew McGahan
Title:	Chief Executive Officer

May 23, 2025